UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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TG THERAPEUTICS, INC.

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Your Vote C ounts ! TG THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET TG THERAPEUTICS.INC. 2 Gansevoort Street 9th Floor New York, NY 10014 You invested in TG THERAPEUTICS, I NC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022. Get informed before you vote View the Notice & Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject receive a paper or email copy. line. Unless requested, you will not otherwise Smartphone users Point your camera here and vote without entering a I n u m ber Vote Virtually at the Meeting* June 16, 2022 9:30 AM EDT Meeting live via the Internet - please visit www.virtualshareholdermeeting.com!TGTX2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items NOTE: Transact any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". 1.Election of Directors Nominees: 1 Laurence Charney3 Kenneth Haberman 5 Sagar Lonial, MD 2 Yann Echelard4 Daniel Hume 6 Michael S. Weiss 0For 2To approve the 2022 Incentive Plan. 0For 3 To ratify the appointment of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2022. 0For 4 An advisory vote to approve the compensation of our named executive officers. 0For 5To recommend, by advisory vote, the frequency of executive compensation votes. evears